Rule 497(e)
File Nos. 333-147743 & 811-08183

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated March 29, 2010
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

The Board of Trustees of the Janus Aspen Series has approved the liquidation of the Janus Aspen Growth and Income Portfolio (the “Portfolio”) on or around April 30, 2010 (the “Liquidation Date”).

The Portfolio will be closed to new purchases and additional contributions on April 27, 2010 (the “Closure Date”).  Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Portfolio should contact an annuity account representative immediately to make alternate arrangements.  You may contact an annuity account representative by calling 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920.  You may also use KeyTalk® at 1-800-838-0650, option 1, to elect a transfer from the Portfolio to another portfolio, or the website at www.schwab.com/annuities.  If you fail to make alternate arrangements prior to the Closure Date, any allocations made to the Portfolio as of the Closure Date will be directed to the Schwab Money Market Portfolio™.

Any assets remaining in the Portfolio as of the Liquidation Date will be automatically transferred to the Schwab Money Market Portfolio™.  Contract Owners may transfer assets out of the Portfolio any time prior to the Liquidation.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.